Fees Summary	Jan. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,403,427.07
Previously Paid Amount	0.00
Total Fee Amount	2,541.51
Total Offset Amount	0.00
Net Fee	$ 2,541.51